EXHIBIT 32.2


    CERTIFICATION PURSUANT TO SECTION 906 OF THIS SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

1. Edwin F. Barker, Chief Financial Officer, certifies that pursuant to 18 U.S.C. 1350 as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) This Annual Report on Form 10-K ("periodic report") of Winnebago Industries, Inc. (the "issuer"), for the fiscal year ended August 30, 2003 as filed with the Securities and Exchange Commission on the date of this certificate, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (b) the information contained in this periodic report fairly represents, in all material respects, the financial condition and results of operations of the issuer.

Date: November 21, 2003


                                            By:      /s/ Edwin F. Barker
                                                -------------------------------
                                                       Edwin F. Barker
                                                   Chief Financial Officer